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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 4, 2001




                          Commission file number 1-5064




                                  Jostens, Inc.
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             (Exact name of Registrant as specified in its charter)





Minnesota                                            41-0343440
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(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification number)

5501 Norman Center Drive, Minneapolis, Minnesota     55437
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(Address of principal executive offices)             (Zip code)





Registrant's telephone number, including area code: (952) 830-3300
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Item 5.  Other Events

         On December 4, 2001, we announced that we will exit from the Recognition business and have agreed to transfer certain assets of the Recognition business to Oklahoma-based Midwest Trophy Mfg., Inc. A copy of the press release announcing our decision to exit from the Recognition business is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)     Exhibits

                 Exhibit No.   Description
                 -----------   -----------

                  99.1 Press release issued by Jostens on December 4, 2001 announcing our decision to exit from the Recognition business.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           JOSTENS, INC.
                                           Registrant


Date: December 4, 2001                     By /s/ Robert C. Buhrmaster
                                              --------------------------------
                                              Robert C. Buhrmaster
                                              Chairman of the Board, President
                                              and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit       Description
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99.1          Press release issued by Jostens on December 4, 2001 announcing our decision to exit from the Recognition business.